Amendment Eight and Consent and Waiver
                                       To
                                Credit Agreement


         This Amendment Eight and Consent and Waiver (this "Amendment") is dated as of January 19, 2000 and is made in respect of the Credit Agreement dated as of July 12, 1996 as amended and in effect immediately prior to the date hereof (the "Credit Agreement") by and among PSC Scanning, Inc., a Delaware corporation formerly known as SpectraScan, Inc., which is the successor by merger to PSC Acquisition, Inc., (the "Borrower"), PSC Inc. ("PSC"), the financial institutions party to the Credit Agreement (the "Lender Parties"), Fleet National Bank (formerly known as Fleet Bank) as the "Initial Issuing Bank", and Fleet National Bank, as administrative agent (the "Administrative Agent") under the Credit Agreement.

                            Statement of the Premises

         The Borrower, PSC, the Lender Parties, the Initial Issuing Bank and the Administrative Agent have previously entered into the Credit Agreement and various amendments thereto from time to time. The Borrower has requested that the Lender Parties consent to the acquisition of Percon Incorporated by way of merger (the "Percon Acquisition") and, further, that the Lender Parties waive certain covenants in the Credit Agreement as applied to the Percon Acquisition, increase and extend the credit facilities thereunder, and amend certain other covenants in the Credit Agreement to reflect the current circumstances of the Borrower. In addition, First Union National Bank desires to be terminated as a Lender Party, and the Borrower desires, and the other Lenders agree, to add Citizens Bank of Massachusetts and HSBC Bank USA as Lender Parties.

                           Statement of Consideration

         Accordingly, in consideration of the premises, and under the authority of Section 5-1103 of the New York General Obligations Law, the parties hereto agree as follows.

                                    Agreement

1. Defined Terms. The terms "this Agreement", "hereunder" and similar references in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendment. Effective as of January 19, 2000, the Credit Agreement is hereby amended as follows:

         2.1 All references to "Term A" in the Credit Agreement as in effect prior to this Amendment are hereby changed to read "Term Loan" and all references to "Term B" in the Credit Agreement as in effect prior to this Amendment, together with all corresponding references to defined terms containing references to "Term B", are hereby deleted and of no effect.


         2.2 All references to "Borrowing Base" in the Credit Agreement as in effect prior to this Amendment, together with all corresponding references to defined terms containing references to "Borrowing Base", are hereby deleted and of no effect.

         2.3  Section  1.01 of the  Credit  Agreement  is  amended by adding the
definitions   of   "Co-Book   Managers",   "Date  of   Determination",   "Percon
Acquisition", "Percon Agreement" and "Percon Charge" thereto, as follows:

          "Co-Book Managers" means Fleet National Bank and The Chase Manhattan Bank.

          "Date of Determination" means each fiscal quarter end date as of which a calculation is made to determine the financial condition of the Borrower and its Subsidiaries in respect of compliance with any requirement hereunder.

          "Percon Acquisition" means the transaction described in the Percon Agreement.

          "Percon Agreement" means the Agreement and Plan of Merger (and the Schedules thereto) by and among PSC, West Acquisition Corp. and Percon Incorporated dated as of November 9, 1999.

          "Percon Charge" means the charge to earnings taken by the Borrower in its first fiscal quarter in 2000 as a result of the Percon Acquisition.

         2.4 Section 1.01 of the Credit Agreement is amended by changing the definitions of "Adjusted EBITDA", "Adjusted Total Debt Ratio", "Applicable Margin", "Commitment Fee Percentage", "Consolidated", "Pro Forma EBITDA", "Termination Date", "Total Debt Ratio", and "Working Capital Termination Date" to read in their entirety, as follows:

                  "Adjusted EBITDA" means, for any period, the sum, determined on a Consolidated basis, of (a) net income (or net loss) plus: (i) the Percon Charge (which is taken only in the first fiscal quarter in 2000), less (ii) for each fiscal quarter that portion of the Percon
         Charge actually paid during such period, less (iii) any gain arising from a reversal of the Percon Charge, (b) interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense in each case of PSC and its Subsidiaries, determined in accordance with GAAP for such period, less, however, the Excluded Leaseback Gain, if any, accruing during such period.

                  "Adjusted Total Debt Ratio" means, on any Date of Determination, the ratio of the aggregate amount of Debt of PSC and its Subsidiaries on the last day of the most recently completed fiscal quarter of PSC to Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of PSC; provided, however, that (i) if such four fiscal quarter period includes any or all of the fiscal quarters ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Consolidated Adjusted EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period, and (ii) for purposes solely of calculating the aggregate amount of Debt outstanding, the Working Capital Advances shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount outstanding on the last two fiscal quarter end dates, including the Date of Determination.

                  "Applicable  Margin"  means at any time and from  time to time
         (a) prior to April 15, 2000, 0.250% per year for Prime Rate Advances and 1.750% per year for Eurodollar Rate Advances, and (b) from and after April 15, 2000, a percentage per year determined by reference to the Total Debt Ratio as set forth below:

                                      Term Loan Facility            Term Loan Facility and Working
                                          and Working               Capital Facility Eurodollar Rate
      Total Debt Ratio                 Capital Facility             Advances
                                      Prime Rate Advances
    Level I:
    --------
a ratio greater than 3.0:1                   0.500%                  2.000%

    Level II:
    ---------
a ratio of 3.0:1 or less but at
least 2.5:1                                  0.250%                  1.750%

     Level III:
     ---------
a ratio of less than 2.5:1 but at
least 2.0:1                                  0.000%                  1.500%

     Level IV:
     --------
a ratio of less than 2.0:1 but at            0.000%                  1.250%
least 1.5:1

     Level V:
a ratio of less than 1.5:1                   0.000%                  1.000%


                  The Applicable Margin for each Prime Rate Advance shall be determined by reference to the ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of PSC demonstrating such ratio and (B) if PSC has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(c) or (d), as the case may be, the Applicable Margin shall be at Level I for so long as such information has not been received by the Administrative Agent.

                  "Commitment Fee Percentage" means at any time and from time to time (a) prior to April 15, 2000, .375% per year and (b) from and after April 15, 2000, a percentage per year determined by reference to the Total Debt Ratio as set forth below:

                         Total Debt Ratio              Commitment Fee Percentage
                           Level I:
                 a ratio of greater than 3.0:1                 .500%
                           Level II:
                 a ratio of 3.0:1 or less but at least
                 2.5:1                                         .375%
                           Level III:
                 a ratio of less than 2.5:1 but at
                 least 2.0:1                                   .375%
                           Level IV:
                 a ratio of less than 2.0:1 but at
                 least 1.5:1                                   .300%
                           Level V:
                 a ratio of less than 1.5:1                    .250%

         ; provided, however, that (A) no change in the Commitment Fee Percentage shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.03(c) or (d) and a certificate of the chief financial officer of PSC demonstrating such ratio and (B) if PSC has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.03(c) or (d), as the case may be, the Commitment Fee Percentage shall be at Level I for so long as such information has not been received by the Administrative Agent.

                  "Consolidated" means, when used in conjunction with any defined term or any accounting term, such defined term or accounting term as applied to Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

                  "Pro Forma EBITDA" means for each fiscal quarter ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999 the amount listed on Schedule III for such fiscal quarter.

                  "Termination Date" means the earlier of January 18, 2006 and the date of termination in whole of the Term Loan Commitments, the Letter of Credit Commitments and the Working Capital Commitments pursuant to Section 2.05 or 6.01.

                  "Total Debt Ratio" means, on any Date of Determination, the ratio of the aggregate amount of Debt of PSC and its Subsidiaries on the last day of the most recently completed fiscal quarter of PSC to Consolidated EBITDA for the most recently completed four fiscal quarters of PSC; provided, however, that (i) if such four fiscal quarter period includes any or all of the fiscal quarters ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Consolidated EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period, and (ii) for purposes solely of calculating the aggregate amount of Debt outstanding, the Working Capital Advances shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount outstanding on the last two fiscal quarter end dates, including the Date of Determination.

                  "Working Capital Termination Date" means January 18, 2005.

         2.5 Subsection (a) of Section 2.01 is hereby amended to read in its entirety as follows:

                  (a) The Term Loan Advances. Each Term Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Term Loan Advance") to the Borrower on any Business Day during the period from the date hereof until January 28, 2000 in an amount not to exceed such Lender's Term Loan Commitment at such time. The Term Loan Borrowing shall consist of Term Loan Advances made simultaneously by the Term Loan Lenders ratably according to their Term Loan Commitments. The proceeds of amounts borrowed under this Section
         2.01 (a) shall be used to repay all Term Facilities existing under this Credit Agreement prior to Amendment Eight to the Credit Agreement and to fund the Percon Acquisition. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

         2.6 Subsection (a) of Section 2.04 is hereby amended to read in its entirety as follows:

                  (a) Term Loan Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Loan Lenders the aggregate outstanding principal amount of the Term Loan Advances on the following dates in the amounts indicated (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

                  Date                               Amount

                  March 31, 2000                     $2,500,000
                  June 30, 2000                      $2,500,000
                  September 30, 2000                 $2,500,000
                  December 31, 2000                  $2,500,000
                  March 31, 2001                     $3,750,000
                  June 30, 2001                      $3,750,000
                  September 30, 2001                 $3,750,000
                  December 31, 2001                  $3,750,000
                  March 31, 2002                     $4,000,000
                  June 30, 2002                      $4,000,000
                  September 30, 2002                 $4,000,000
                  December 31, 2002                  $4,000,000
                  March 31, 2003                     $3,000,000
                  June 30, 2003                      $3,000,000
                  September 30, 2003                 $3,000,000
                  December 31, 2003                  $3,000,000
                  March 31, 2004                     $2,750,000
                  June 30, 2004                      $2,750,000
                  September 30, 2004                 $2,750,000
                  December 31, 2004                  $2,750,000
                  March 31, 2005                     $2,750,000
                  June 30, 2005                      $2,750,000
                  September 30, 2005                 $2,750,000
                  January 18, 2006                   $2,750,000

         provided, however, that the final principal installment shall be repaid on the Termination Date and in any event shall be in an amount equal to the aggregate principal amount of the Term Loan Advances outstanding on such date.

         2.7 Subsection (a) of Section 2.06 of the Credit Agreement is amended by adding the following words at the end of clause (y) therein, as follows:

         unless Borrower shall give the Administrative Agent advance notice of at least three (3) Business Days of such prepayment and shall pay on the date of such prepayment the amount requested by each Lender Party for compensation of loss, cost or expense pursuant to Subsection (e) of
         Section 2.10 hereof.

         2.8 Subsection (a) of Section 2.09 of the Credit Agreement is amended by changing the first sentence therein to read as follows:

         The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (Rochester, New York time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that no Conversion of Eurodollar Rate Advances into Prime Rate Advances shall be any day other than the last day of an Interest Period for such Eurodollar Rate Advances unless Borrower shall give the Administrative Agent advance notice of at three (3) Business Days of such Conversion (which notice shall be irrevocable) and shall pay on the date of such Conversion the amount requested by each Lender Party for compensation of loss, cost or expense pursuant to Subsection (e) of Section 2.10 hereof, any Conversion of Prime Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility.

         2.9 Section 2.10 of the Credit Agreement is amended by adding Subsection (e) thereto, as follows:

                  (e) The Borrower shall pay to the Administrative Agent for the account of each Lender Party, upon the request of such Lender Party through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender Party) to compensate  it for any loss,  cost or expense  which such Lender  Party determines  is  attributable  to (i) any payment of a  Eurodollar  Rate
         Advance or conversion of a Eurodollar Rate Advance to a Prime Rate Advance made on a date other than the last day of the corresponding Interest Period for such Eurodollar Rate Advance (whether by reason of acceleration, mandatory conversion or otherwise), (ii) any failure by the Borrower to borrow a Eurodollar Rate Advance on the date specified by Borrower's written notice, or (iii) any failure by the Borrower to pay a Eurodollar Rate Advance on the date for payment specified in the Borrower's written notice. Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of
         (i) the amount of interest which otherwise would have accrued on the principal amount so paid for the period from and including the date of such payment to but excluding the last day of the Interest Period for such Eurodollar Rate Advance at the applicable rate of interest for such Eurodollar Rate Advance provided for herein over (ii) the amount of interest (as reasonably determined by each Lender Party) such Lender Party would have bid in the London interbank market for United States Dollar deposits for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Lender Party as to the amounts payable pursuant to this Subsection (e) of
         Section 2.10 shall be conclusive absent manifest error.

         2.10 Subsection (a) of Section 5.02 of the Credit Agreement is amended by replacing the period at the end of clause (vii) thereof with "; and" and adding Clause (viii) thereto as follows:

                           (viii)  Liens  assumed  in  the  Percon   Acquisition
                  securing Debt not exceeding an aggregate principal amount of $200,000.

         2.11 Subsection (c) of Section 5.02 is amended by substituting the amount of $5,000,000 for the amount of $3,000,000 where the latter amount appears in such Subsection.

         2.12 Subsection (f) of Section 5.02 of the Credit Agreement is amended by inserting the following clause (vii) after clause (vi) therein and by changing the enumeration of the existing clause (vii) of Section 5.02 to (viii):

                           (vii)    the Percon Acquisition; and

         2.13 Subsection (g) of Section 5.02 of the Credit Agreement is amended to by substituting the amount of $12,000,000 for the amount of $3,000,000 where the latter amount appears in clause (iii) of such Subsection.

         2.14 Subsection (q) of Section 5.02 of the Credit Agreement is amended to read in its entirety, as follows:

                  (q)  Capital   Expenditures.   Make,  or  permit  any  of  its
         Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by PSC, the Borrower and its Subsidiaries to exceed $15,000,000 annually.

         2.15 Subsection (a) of Section 5.04 of the Credit Agreement is amended to read in its entirety, as follows:

                  (a) Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of PSC a ratio of (i) Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of PSC, less Capital Expenditures made during such period, less the aggregate amount of
         federal,   state,   local  and  foreign  taxes  paid  by  PSC  and  its
         Subsidiaries during such period to the (ii) sum of (w) cash interest payable by PSC and its Subsidiaries on all Debt during such period plus
         (x) cash rentals payable under Capitalized Leases during such period plus (y) principal amounts of all Funded Debt payable, in each case, by PSC and its Subsidiaries during such period, excluding the 1999 Sale Leaseback Prepayment and excluding all payments or prepayments of any Borrowing with the Stock Sale Proceeds other than (and not excluding) payments scheduled to be due and payable during such period, if any (without the application of Section 2.06(b)(ii)), plus (z) the aggregate purchase price paid by PSC and its Subsidiaries during such period to purchase capital stock of PSC as permitted by Section 5.02(g), of not less than 1.25 to 1.00; provided, however that if such four fiscal quarter period includes any or all of the fiscal quarters ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Consolidated Adjusted EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period.

         2.16 Subsection (b) of Section 5.04 of the Credit Agreement is amended to read in its entirety, as follows:

                   (b) Adjusted Total Debt Ratio. Maintain at the end of each fiscal quarter of PSC an Adjusted Total Debt Ratio for such date of not more than 3.25 to 1.00.

         2.17 Subsection (c) of Section 5.04 of the Credit Agreement is amended to read in its entirety, as follows:

                  (c) Senior Debt to Adjusted EBITDA Ratio. Maintain at the end of each fiscal quarter of PSC a ratio of Senior Debt of PSC and its Subsidiaries outstanding on the Date of Determination to Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of PSC of not more than the ratio set forth below for such period; provided, however, that (i) if such four fiscal quarter period includes any or all of the fiscal quarters ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Consolidated Adjusted EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period, and (ii) for the purposes solely of calculating the aggregate principal amount of Senior Debt outstanding, the Working Capital Advances shall be deemed to be outstanding in an aggregate principal amount equal to the average principal amount outstanding on the last two fiscal quarter end dates, including the Date of Determination:

                  Four Fiscal Quarters Ending               Ratio

                  3/31/00                                   2.25 to 1.00
                  6/30/00                                   2.25 to 1.00
                  9/30/00 and thereafter                    2.00 to 1.00

         2.18 Subsection (d) of Section 5.04 of the Credit Agreement is amended to read in its entirety, as follows:

                  (d) Interest Coverage Ratio. Maintain as of the end of each fiscal quarter of PSC a ratio of (i) Consolidated Adjusted EBITDA for the most recently completed four fiscal quarters of PSC to (ii) Interest Expense of PSC and its Subsidiaries for such period of not less than 3.50 to 1.00; provided, however that if such four fiscal quarter period includes any or all of the fiscal quarters ending on or about December 31, 1998, March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999, Consolidated Adjusted EBITDA shall be calculated by using the Pro Forma EBITDA for each such fiscal quarter in such four fiscal quarter period.

         2.19 Subsection (e) of Section 5.04 of the Credit Agreement is amended to read in its entirety, as follows:

                  (e) Net Worth. Maintain at all times an excess of Consolidated total assets over Consolidated total liabilities, in each case, of the Borrower and its Subsidiaries of not less than the sum of: (A) $50,000,000, plus (B) 75% of Consolidated net income for each fiscal quarter of PSC and its Subsidiaries, on a cumulative basis, with no deduction for losses of any quarter, for the period after December 31, 1999 to and including each quarter end date.

         2.20 Exhibit A-1, Schedule 1, Schedule III to the Credit Agreement shall be in the forms of Exhibit A-1, Schedule 1, Schedule III annexed hereto.

         2.21 Schedule 3.01(g), Schedule 4.01(b), Schedule 4.01(hh), Schedule 4.01(ii) and Schedule 4.01(jj) to the Credit Agreement are amended and restated as set forth in Schedule 3.01(g), Schedule 4.01(b), Schedule 4.01(hh), Schedule 4.01(ii) and Schedule 4.01(jj) annexed hereto, and Borrower hereby warrants that as so amended and restated such Schedules are complete, true and correct on the date of this Amendment.

         2.22 Citizens Bank of Massachusetts and HSBC Bank USA are hereby added as "Lenders" to the Credit Agreement and First Union National Bank is hereby terminated as a "Lender" under the Credit Agreement.

3. Consent and Waiver. The undersigned Lender Parties hereby consent to the Percon Acquisition and waive the right to deem the Percon Acquisition to be a violation of Sections 5.02(a) or 5.02(f) of the Credit Agreement or a Default or Event of Default under the Credit Agreement by reason of the Percon Acquisition resulting in noncompliance with such Sections; provided and on the conditions that: (1) the Percon Acquisition is made within the terms set forth in the Percon Agreement and no material change shall have been made to the Percon Agreement, (2) any subsidiary formed in connection with the Percon Acquisition shall, simultaneously with the consummation of the Percon Acquisition become a Subsidiary Guarantor and an additional grantor pursuant to the terms of the Security Agreement and Intellectual Property Security Agreement, (3) the ownership interests of such Subsidiary Guarantor in all foreign subsidiaries of Percon Incorporated shall be pledged to the Administrative Agent under the Security Agreement, (4) Borrower shall be in compliance with all terms, conditions and covenants of the Credit Agreement, as amended hereby, immediately after giving effect to the Percon Acquisition, and (5) immediately upon the consummation of the Percon Acquisition, the chief financial officer of the Borrower shall deliver to the Administrative Agent a certificate stating that the Borrower has complied with and remains in compliance with each of these conditions.

4. Conditions Precedent to Effectiveness. This Amendment shall not become effective unless and until:: (a) the holders of the Subordinated Debt shall have consented to the Percon Acquisition and this Amendment; (b) the Borrowers shall have furnished to the Administrative Agent all such confirmations, supporting documents and opinions of counsel as the Administrative Agent may specify, (c) the Borrower shall have paid to the Agent for the account of each of the Lender Parties, pro-rata according to the amount of the Commitment of each Lender Party, a fee equal to the sum of (i) one-eighth of one percent of the amount of that portion of the Commitment previously outstanding which remains outstanding and (ii) two-eighths of one percent of the amount of that portion of the Commitment which was not previously outstanding; and (d) First Union National Bank shall have received in immediately available funds payment in full of all of Obligations owed to it by the Loan Parties under the Credit Agreement.

5. Effect on the Credit Agreement. Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The Borrower and PSC each acknowledge and agree that the Credit Agreement (as amended by this Amendment) and each other Loan Document to which each is a party is in full force and effect, that its Obligations thereunder and under this Amendment are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof, and it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such Obligations.

6. Expenses. The Borrower shall pay promptly when billed all reasonable out-of-pocket expenses of each of the Lender Parties and the Agent (including, but not limited to, reasonable fees, charges and disbursements of counsel to each of the Lender Parties and the Agent) incident to the preparation, negotiation, execution, administration and enforcement of the this Amendment and all documents and transactions required in connection with this Amendment.

7. Execution in Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, regardless of whether or not the execution by all parties shall appear on any single counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment will become effective (subject to the terms of Sections 3 and 4 above) when the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, PSC, the Administrative Agent and all of the Lenders.

8. Applicable Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Amendment in whole.

9. Headings. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meanings hereof.

         IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be executed and delivered by their respective representatives thereunto duly authorized, as of the date first above written.


PSC Inc.                                             PSC Scanning, Inc.

By:                                                  By:
Title:   Vice President, Chief Financial             Title:   Vice President
         Officer & Treasurer


Fleet National Bank, As Initial                      Fleet National Bank, As
Issuing Bank                                         Administrative Agent

By:                                                  By:
Title:                                               Title:


Fleet National Bank                                  The Chase Manhattan Bank

By:                                                  By:
Title:                                               Title:


Manufacturers & Traders                              Key Bank National
Trust Company                                        Association

By:                                                  By:
Title:                                               Title:

Citizens Bank of Massachusetts                       HSBC Bank USA

By:                                                  By:
Title:                                               Title:

First Union National Bank executes this Amendment below for the sole purpose of effecting its termination as a Lender Party under the Credit Agreement.


First Union National Bank

By:
Title:

                          Form Of Term Promissory Note

$____________                                            Dated: __________, ____

         FOR VALUE RECEIVED, the undersigned, PSC Scanning, Inc., a Delaware corporation, (the "Borrower"), HEREBY PROMISES TO PAY to the order of
________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal amount of the Term Advance (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement, dated as of July 12, 1996 (as amended, supplemented or otherwise modified, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lender parties thereto, Fleet National Bank (formerly known as Fleet Bank), as Initial Issuing Bank, and Fleet National Bank, as Administrative Agent for the Lender and such other lender parties, on the dates and in the amounts specified in the Credit Agreement.

         The Borrower promises to pay interest on the unpaid principal amount of the Term Advance from the date of such Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Fleet National Bank, as Administrative Agent, at One East Avenue, Rochester, N.Y., 14638, Account No. 1983580, in same day funds. The Term Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

         This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of a single term advance (the "Term Advance") by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Advance to be evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

         This Promissory Note shall be governed by and construed in accordance with the laws of the State of New York.

                                                     PSC Scanning, Inc.

                                                     By
                                                          Name:
                                                          Title:





                     Term Advances And Payments Of Principal


------------------------- ---------------------- ----------------------- ---------------------- ======================
                                                       Amount of
                                Amount of            Principal Paid        Unpaid Principal           Notation
          Date                Term Advance             or Prepaid               Balance                Made by
------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


------------------------- ---------------------- ----------------------- ---------------------- ======================
------------------------- ---------------------- ----------------------- ---------------------- ======================


                                   SCHEDULE I

------------------------------ --------------- ---------------- ------------------------------- ==============================
                                               Working Capital  Domestic                        Eurodollar
Name of Initial Lender         Term Commitment Commitment       Lending Office                  Lending
------------------------------ -------------- ----------------  ------------------------------- ==============================
Fleet National Bank            13,200,000      8,800,000        One East Avenue                 One East Avenue
                                                                Rochester, NY 14638             Rochester, NY 14638
------------------------------ --------------  ---------------- ------------------------------- ==============================
Manufacturers & Traders Trust  13,200,000      8,800,000        255  East Avenue, 3rd Floor     255  East Avenue, 3rd Floor
Company                                                         Rochester, NY 14604             Rochester, NY 14604
                                                                Fax:  (716) 325-5105            Fax:  (716) 325-5105
                                                                Phone:  (716) 258-8261          Phone:  (716) 258-8261
------------------------------ --------------  ---------------- ------------------------------- ==============================
------------------------------ --------------  ---------------- ------------------------------- ==============================
Citizens Bank of Massachusetts 10,200,000      6,800,000        100 Summer Street               100 Summer Street
                                                                Boston, MA  02110               Boston, MA  02110
                                                                Fax:  (617) 422-8548            Fax:  (617) 422-8548
                                                                Phone:  (617) 422-8438          Phone:  (617) 422-8438
------------------------------ --------------  ---------------- ------------------------------- ==============================
------------------------------ --------------  ---------------- ------------------------------- ==============================
Key Bank National Association  15,000,000      10,000,000       1200 Bausch & Lomb Place        1200 Bausch & Lomb Place
                                                                Rochester, NY 14604             Rochester, NY 14604
                                                                Fax:  (716) 238-4142            Fax:  (716) 238-4142
                                                                Phone:  (716) 238-4141          Phone:  (716) 238-4141
------------------------------ --------------  ---------------- ------------------------------- ==============================
------------------------------ --------------  ---------------- ------------------------------- ==============================
HSBC Bank                      10,200,000      6,800,000        One HSBC Center                 One HSBC Center
                                                                Buffalo, NY  14203              Buffalo, NY  14203
                                                                Fax:  (716) 841-0269            Fax:  (716) 841-0269
                                                                Phone:  (716) 841-7764          Phone:  (716) 841-7764
------------------------------ --------------  ---------------- ------------------------------- ==============================
------------------------------ --------------  ---------------- ------------------------------- ==============================
The Chase Manhattan Bank       13,200,000      8,800,000        One Chase Square, T-9           One Chase Square, T-9
                                                                Rochester, NY  14643            Rochester, NY  14643
                                                                Fax:  (716) 258-4258            Fax:  (716) 258-4258
                                                                Phone:  (716) 258-4258          Phone:  (716) 258-4258
------------------------------ -------------- ----------------  ------------------------------- ==============================


                                  Schedule III

                                 ProForma EBITDA
                       PSC Inc./Percon, Inc. Consolidated
                                     (000's)


                           Q4 1998     Q1 1999   Q2 1999   Q3 1999    Q4 1999
                           -------     -------   -------   -------     -------
Net Income/(Loss) .......    3,815       2,704     4,245      4,754      *
Interest Expense ........    2,180       2,101     1,878      1,770      *
Income Tax Expense ......    1,993       1,499     2,742      2,554      *
Depreciation Expense ....    1,791       1,719     1,731      1,877      *
Amortization Expense ....    1,996       1,887     1,858      1,868      *
                           -------       -----   -------    -------
EBITDA ..................   11,775       9,910    12,454     12,823      *

*The amounts for Q4 1999 shall be the combined amounts for the Borrower and its Subsidiaries and Percon Incorporated and its Subsidiaries as though such corporations were consolidated.